UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2024

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Omega Therapeutics, Inc.

(Exact Name of Registrant as specified in its charter)

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Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2024 (the “Effective Date”), the Board of Directors (the “Board”) of Omega Therapeutics, Inc. (the “Company”) elected Robert L. Rosiello as a Class I director of the Company, effective immediately.

Mr. Rosiello is eligible to participate in the Company’s Non-Employee Director Compensation Program, including receipt of an annual retainer of $35,000 for his Board service, and an initial award of an option to purchase 50,000 shares of the Company’s common stock (the “Initial Award”). The Initial Award has an exercise price equal to $1.09 per share, the fair market value of a share of the Company’s common stock on the Effective Date, and will vest and become exercisable in 36 substantially equal monthly installments after the Effective Date, such that the Initial Award shall be vested and exercisable as to all shares on the third anniversary of the Effective Date, subject to Mr. Rosiello’s continued service with the Company. Mr. Rosiello has also entered into the Company’s standard indemnification agreement for directors and officers.

There is no arrangement or understanding between Mr. Rosiello and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between either of Mr. Rosiello and any of the Company’s other directors or executive officers. Mr. Rosiello has no material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2024	Omega Therapeutics, Inc.

	By:	/s/ Mahesh Karande
Mahesh Karande
President and Chief Executive Officer